Accounts Receivable, Net	12 Months Ended
Sep. 30, 2024
Accounts Receivable, Net [Abstract]
ACCOUNTS RECEIVABLE, NET

NOTE 3 — ACCOUNTS RECEIVABLE, NET

Accounts receivable, net consist of the following:

	September 30, 2024	September 30, 2023
Accounts receivable	$5,993,769	$3,408,714
Less: allowance for credit losses	(81,734)	(125,448)
Accounts receivable, net	$5,912,035	$3,283,266

The Company’s accounts receivable primarily includes balances due from customers when the Company’s wheelchair and living aids products have been sold and delivered to customers, the Company’s contracted performance obligations have been satisfied, amount billed and the Company has an unconditional right to payment, which has not been collected as of the balance sheet dates.

For accounts receivable, approximately 64.7%, or $3.8 million of the September 30, 2024 balance have been subsequently collected. The remaining balance of approximately $2.1 million is expected to be collected before September 30, 2025.

Allowance for credit losses movement is as follows:

	September 30, 2024	September 30, 2023
Beginning balance	$125,448	$114,486
(Reductions) additions	(47,515)	119,021
Less: write-off (1)	-	(104,735)
Foreign currency translation adjustments	3,801	(3,324)
Ending balance	$81,734	$125,448

(1)	The Company wrote off the delinquent account balances against the allowance for credit losses after management has determined that the likelihood of collection is not probable.